Income Tax (Audited)	12 Months Ended
Sep. 30, 2012
Audited
Notes
Income Tax

Note 6: Income Tax

At September 30, 2012, the Company has a federal and California operating loss carry forward of approximately $80,000, which expire in 2032, unless previous utilized.

The deferred tax asset as of September 30, 2012 was approximately $32,000. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of September 30, 2012 and, accordingly, recorded a full valuation allowance.

Under Section 382 of Internal Revenue Code, if a corporation undergoes “ownership change” generally defined as a greater than 50% change (by value) in its equity ownership over a three-year period, the corporation’s ability to use its post-change income may be limited. Therefore, some of the Company’s NOL’s may be subject to Section 382 limitations.